                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Report of Independent Accountants................ 19
Dividend Reinvestment Plan....................... 20

VQC ANR 10/97

                             LETTER TO SHAREHOLDERS
September 25, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., paving the way for the
development of a prominent global
financial services company. More
recently, Morgan Stanley Group Inc. and                [PHOTO]
Dean Witter, Discover & Co. agreed to
merge. The merger was completed on May    DENNIS J. MCDONNELL AND DON G. POWELL
31, 1997, creating the combined company
of Morgan Stanley, Dean Witter,
Discover & Co. This preeminent global
financial services firm boasts a market capitalization of approximately $34 billion and leading market positions in securities, asset management, and credit services. Additionally, I am very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley, Dean Witter, Discover & Co. will continue to work to the benefit of our fund shareholders as we move into the next century.

ECONOMIC REVIEW
    Stability and growth continued to characterize the U.S. economic environment during the past 12 months. In the first quarter of 1997, the economy accelerated at its fastest pace since 1987. Consumer confidence remained high, and unemployment fell to 4.9 percent at the end of August, one of the lowest levels since 1973.
    Despite this vigorous pace of economic growth, there were few signs of inflation. Wholesale prices fell during each of the first seven months of 1997, while at the consumer level, prices rose by a mere 2.2 percent during the 12 months through August. The strength of the U.S. dollar also helped curb inflation by making imported goods less costly.
    Meanwhile, on the state level, California's economy also continued to experience solid growth. The seasonally adjusted unemployment rate fell to 6.4 percent of the labor force in May, the lowest for the state since September of 1990. While the state's new fiscal year began on July 1 without a budget in place, the fiscal picture looks bright. The state is running a large surplus, and is preparing to take on large-scale capital projects once again.

MARKET REVIEW
    The bond market responded positively during most of the reporting period. The rally that began in May of 1996 continued through year end. This situation, however, reversed in early 1997. With the economy picking up speed and cautionary remarks by Federal Reserve Chairman Alan Greenspan about tighter monetary policy, inflationary fears were ignited and interest rates began to rise. When the Fed raised short-term interest rates by

                                                           Continued on page two
a modest 0.25 percent in March, interest rates peaked and then began to decline in April as inflationary fears abated.
    During the reporting period, tax-exempt interest rates declined overall. On August 31, 1997, 30-year AAA-rated municipal securities offered a tax-exempt yield of 5.30 percent, compared to 5.71 percent one year ago. In comparison, the 30-year Treasury bond yielded 6.61 percent as of August 31, 1997 versus 7.11 percent as of August 31, 1996. The ratio of municipal yields to Treasury yields remained at an attractive level during the period despite a slight drop from
80.3 percent on August 31, 1996 to 80.2 percent on August 31, 1997.
    The most significant trend in the municipal market has been the increasing number of insured AAA-rated bonds that are coming to market. Credit spreads have narrowed dramatically due to an 18.1 percent increase in new insured bond issuance during the first eight months of 1997. Proposition 218 has also made a significant impact on the California municipal market. As anticipated, this has led to a lower new issue volume (down 23 percent from the same period a year ago), and higher prices as demand for this specialty state paper remains high.

TRUST STRATEGY
We employed the following strategies to manage the portfolio during the 12-month period:

- We maintained a "barbell" approach in the credit quality of the portfolio with concentrations in AAA-rated and lower-rated holdings. At the end of the reporting period, 51.6 percent of the Trust's long-term investments were AAA-rated, and 24.2 percent of long-term investments were BBB-rated or non-rated (with an internal investment grade rating, as rated by our analysts, at the time of purchase). We believe this strategy will help to reduce the volatility associated with interest rate movements. Securities rated AAA provide safety of principal and total return opportunities, while lower-rated securities provide the potential for a higher degree of income and generally exhibit less price movement when interest rates change.

                                  [PIE CHARTS]

Portfolio Composition by Credit Quality
   as of August 31, 1997*

AAA.................... 51.6%
AA.....................  2.5%
A...................... 20.5%
BBB....................  9.8%
BB.....................  1.2%
Non-Rated.............. 14.4%


                                                         Continued on page three

- We adjusted the portfolio's duration to 7.14 years on August 31, 1997, based on our interest rate outlook. Duration, expressed in years, is a measurement of the Trust's volatility to interest rate movements. Portfolios with shorter durations have tended to perform better when interest rates rise, while funds with longer durations have tended to outperform when interest rates decline. In anticipation that the Fed would raise rates in March, we shortened the duration. When rates declined after the March up-tick, we lengthened the duration. Our interest rate outlook at the end of the reporting period moved to a more neutral stance.

- Our municipal research capabilities added significant value in the identification of lower-rated securities that have strong upside potential and could boost the dividend-paying ability of the fund. For example, during the period we purchased several non-rated issues such as Needles Public Utility Authority at a yield of 6.70 percent and Borrego Water District at a yield of 7.00 percent.

    We took advantage of the attractive yields on AAA-rated offerings to sell several existing holdings with short calls and invested in comparable quality securities with better call protection. Extending the call protection of the portfolio may help reduce reinvestment risk.

                                  [BAR GRAPH]

Twelve-month Distribution History
For the Period Ended August 31, 1997

                                       Distribution per Common Share
                                    Capital Gains         Dividends
Sep 1996...........................                       $.0875
Oct 1996...........................                       $.0875
Nov 1996...........................                       $.0875
Dec 1996........................... $.07179               $.0875
Jan 1997...........................                       $.0875
Feb 1997...........................                       $.0875
Mar 1997...........................                       $.0825
Apr 1997...........................                       $.0825
May 1997...........................                       $.0825
Jun 1997...........................                       $.0825
Jul 1997...........................                       $.0825
Aug 1997...........................                       $.0825

The dividend capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    The Van Kampen American Capital California Quality Municipal Trust continued its positive performance during the fiscal year. For the year ended August 31, 1997, the Trust generated a total return at market price of 11.45 percent(1), including reinvestment of income dividends totaling $1.02 per common share and long-term capital gain of $0.07179 per common share. The Trust offered a tax-exempt distribution rate of 5.89 percent(3), based on the closing common stock price of $16.8125 per share on August 31, 1997. Because income from the Trust is exempt from federal and California

                                                          Continued on page four
state income tax, this distribution rate represents a yield equivalent to a tax investment earning 10.33 percent(4) (for investors in the 43 percent combined federal and state income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 1.57 percent discount to its net asset value of $17.08.

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*

                                                                  AS OF
                                                             AUGUST 31, 1997
General Purpose.............................................      18.3%
Tax District................................................      10.6%
Public Building.............................................      10.4%
Retail Electric/Gas/Telephone...............................      10.4%
Health Care.................................................      10.0%

*As a Percentage of Long-Term Investments

OUTLOOK

    We expect the pace of economic activity for the remainder of 1997 to accelerate modestly from the relatively pedestrian rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. However, our long-term interest rate outlook remains bullish.
    We believe the Trust is positioned to perform well and do not anticipate making major changes to the structure of the portfolio. Our portfolio management team continues to seek a balance between the Trust's total return and its dividend income, as well as add value through security selection. The Trust continues to benefit from its leveraged capital structure, which provides common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and would also negatively impact the price.
    We encourage investors to take this opportunity to consider how their investments are currently divided among the three major asset classes of stocks, bonds, and cash. Uneven moves in the various markets can distort a carefully planned investment program. We encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated.
    Once again, we appreciate your continued confidence in your Van Kampen American Capital investments and the team who manages your Trust.

Sincerely,

[sig]

Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[sig]

Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED AUGUST 31, 1997

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VQC)

COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    11.45%
One-year total return based on NAV(2).....................    11.96%

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................     5.89%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    10.33%

 SHARE VALUATIONS
Net asset value...........................................  $  17.08
Closing common stock price................................  $16.8125
One-year high common stock price (08/19/97)...............  $16.9375
One-year low common stock price (04/17/97)................  $15.2500
Preferred share rate(5)...................................    3.000%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 43% combined federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                  Description                          Coupon      Maturity  Market Value
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          CALIFORNIA  94.4%
$ 2,100   Alameda, CA Pub Fin Auth Rev Marina Vlg Assmt
          Dist Rfdg.......................................      6.375%  09/02/14  $  2,146,536
  1,000   Bakersfield, CA Ctfs Partn Convention Cent
          Expansion Proj (MBIA Insd)......................      5.875   04/01/22     1,029,740
  1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg......................................      7.500   05/01/23     1,810,960
  1,055   Borrego, CA Wtr Dist Ctfs Partn Wtr Sys
          Acquisition.....................................      7.000   04/01/27     1,093,919
  1,000   California Edl Fac Auth Rev Pooled Coll & Univ
          Projs B.........................................      6.125   04/01/13     1,036,480
  2,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (MBIA Insd)...............................      6.000   03/01/16     2,045,040
  2,000   California Edl Fac Auth Rev Univ of La Verne....      6.375   04/01/13     2,082,100
  1,800   California Hlth Fac Fin Auth Rev Kaiser
          Permanente Ser A................................      7.000   12/01/10     1,977,354
  1,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
          Insd)...........................................      6.100   02/01/28     1,028,960
  1,000   California Hsg Fin Agy Rev Home Mtg Ser E (AMBAC
          Insd)...........................................      6.100   08/01/29     1,029,850
  1,925   California Hsg Fin Agy Rev Home Mtg Ser E (FHA
          Gtd)............................................      8.350   08/01/19     1,993,029
  1,090   California Hsg Fin Agy Rev Home Mtg Ser F (FHA
          Gtd)............................................      6.750   08/01/11     1,143,432
  2,120   California Hsg Fin Agy Rev Insd Hsg Ser E (MBIA
          Insd)...........................................      7.000   08/01/26     2,233,780
  3,000   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................      6.850   08/01/15     3,144,270
  8,190   California Hsg Fin Agy Rev Multi-Unit Rental Hsg
          Ser C II........................................      6.875   08/01/24     8,581,154
 10,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co (Embedded Cap) (AMBAC
          Insd)...........................................      6.000   07/01/27    10,240,900
  4,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southern CA Edison Co Ser B (AMBAC Insd)........      6.400   12/01/24     4,269,400
  7,800   California Pollutn Ctl Fin Auth Solid Waste Disp
          Rev North Cnty Recycling Ser A (Prerefunded @
          07/01/04).......................................      6.750   07/01/17     8,916,414
  1,000   California Rural Home Mtg Fin Mtg Backed Secs
          Pgm Ser C (GNMA Collateralized) (a).............  6.40/7.80   02/01/28     1,120,730
  1,000   California St (AMBAC Insd)......................      6.200   02/01/16     1,027,390
  3,655   California St Cpn Muni Rcpts....................          *   03/01/08     2,186,713
  3,655   California St Cpn Muni Rcpts....................          *   09/01/09     1,992,012
  9,600   California St Prin Muni Rcpts...................          *   09/01/09     5,232,096
  1,125   California Statewide Cmntys Dev Auth Rev Ctfs
          Partn Saint Joseph Hlth (AMBAC Insd)............      6.100   07/01/07     1,228,342
  9,000   California Statewide Cmntys Dev Corp Ctfs Partn
          Insd United Westn Med Cent (Prerefunded @
          12/01/01).......................................      6.750   12/01/21    10,045,260
  3,500   Capistrano, CA Unified Sch Dist Cmnty Fac Dist
          Spl Tax No 87-1 (Prerefunded @ 10/01/00)........      8.375   10/01/20     3,994,165
  1,580   Carson, CA Impt Bond Act 1915 Assmt Dist No
          92-1............................................      7.375   09/02/22     1,713,052
  1,000   Central Contra Costa, CA Santn Dist Rev Wastewtr
          Fac Impt Proj (MBIA Insd).......................      6.250   09/01/11     1,093,480

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,940   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C................................          *   02/01/99  $  1,823,678
  2,000   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C................................          *   08/01/99     1,839,660
  1,895   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C................................          *   02/01/00     1,701,558
  2,055   Central San Joaquin Vly, CA Risk Mgmt Auth Rev
          Pooled Workers C................................          *   02/01/01     1,759,101
  2,635   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................      8.625%  09/01/24     3,205,899
  2,000   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
          Hosp Proj Rfdg (MBIA Insd)......................      5.500   11/01/22     1,986,360
  1,176   Contra Costa Cnty, CA Multi-Family Hsg Rev
          Crescent Park Apts Proj Ser B (GNMA
          Collateralized).................................      7.800   12/20/14     1,323,517
  1,000   Contra Costa Cnty, CA Pub Fin Auth Tax Alloc Rev
          Ser A...........................................      7.100   08/01/22     1,088,410
  1,000   Davis, CA Pub Fac Fin Auth Loc Agcy Rev Mace
          Ranch Area Ser A (b)............................      6.500   09/01/15       999,990
  1,935   Delano, CA Ctfs Partn Ser A.....................      9.250   01/01/22     2,261,512
  1,000   Duarte, CA Redev Agcy Tax Alloc Davis Addition
          Proj Area Rfdg..................................      6.700   09/01/14     1,029,940
    925   Fairfield, CA Hsg Auth Mtg Rev Creekside Estates
          Proj Rfdg.......................................      7.875   02/01/15       955,951
  6,000   Foothill/Eastern Tran Agy Cap Apprec Sr Lien Ser
          A...............................................          *   01/01/27     1,051,500
  2,000   Foothill/Eastern Tran Agy Conv Cap Apprec Sr
          Lien Ser A (a)..................................    0/7.050   01/01/10     1,393,820
  1,500   Huntington Beach, CA Pub Fin Auth Rev Huntington
          Beach Redev Proj................................      7.000   08/01/24     1,528,140
    665   Inglewood, CA Redev Agy Tax Alloc Century Redev
          Proj Ser A......................................      6.125   07/01/23       679,238
  3,205   Lompoc, CA Wtr & Wastewtr Impts Fin Auth Rev Wtr
          & Wastewtr Sys Fin Proj Ser A (MBIA Insd).......      6.700   03/01/22     3,517,295
  5,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).....      7.375   05/15/09     5,203,300
  1,000   Long Beach, CA Harbor Rev Ser A (MBIA Insd).....      7.250   05/15/19     1,039,800
  7,000   Los Angeles Cnty, CA Ctfs Partn.................      6.600   11/01/11     7,421,540
 12,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
          Oblig Ser A (MBIA Insd) (c).....................      6.900   06/30/08    14,175,840
  1,795   Los Angeles, CA Cmnty Redev Agy Ctfs Partn
          Allright Garage (Prerefunded @ 05/01/03)........      7.550   11/01/08     2,037,792
  2,500   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (FNMA Insd)....................      5.700   12/01/27     2,601,075
  1,780   Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (GNMA Collateralized).....................      6.875   06/01/25     1,870,424
    495   Mendota & Parlier, CA Unified Sch Dist Ctfs
          Partn Cap Outlay Fin Pgm........................      7.400   01/01/06       504,440
    120   Mendota & Parlier, CA Unified Sch Dist Ctfs
          Partn Cap Outlay Fin Pgm........................      7.500   01/01/11       122,095

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$   610   Mendota & Parlier, CA Unified Sch Dist Ctfs
          Partn Cap Outlay Fin Pgm........................      7.550%  01/01/17  $    619,040
  1,000   Metropolitan Wtr Dist Southn CA Wtrwks Rev Ser
          C...............................................      5.000   07/01/37       928,580
  1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
          Impts Proj......................................      6.300   06/01/11     1,045,360
  2,490   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
          Cap) (AMBAC Insd)...............................      5.125   12/01/23     2,368,812
  2,000   Needles, CA Pub Util Auth Util Sys Acquisition
          Proj Ser A......................................      6.500   02/01/22     2,051,260
  1,535   Newport Beach, CA Spl Tax Spl Impt Dist No 95-1
          Ser A...........................................      6.750   09/01/20     1,627,775
  2,000   Oakland, CA Unified Sch Dist Alameda Cnty Ctfs
          Partn Energy Retrofit Proj......................      6.750   11/15/14     2,075,460
  1,000   Oakland, CA Unified Sch Dist Almeda Cnty Ctfs
          Partn...........................................      7.000   05/15/11     1,105,830
  2,000   Orange Cnty, CA Recovery Ser A Rfdg (MBIA
          Insd)...........................................      5.750   06/01/15     2,049,300
  6,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 Ser B (MBIA Insd).....................          *   08/01/26       910,080
  1,500   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.......................................          *   12/01/07       760,965
  2,000   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Cent West.......................................          *   12/01/17       463,160
  1,000   Port of Oakland, CA Spl Fac Rev Mitsui O.S.K.
          Line Ltd Ser A..................................      6.800   01/01/19     1,077,830
  1,230   Redding, CA Redev Agy Tax Alloc Market Street
          Redev Proj Ser A................................      6.700   09/01/23     1,327,195
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
          Redev Proj......................................      7.000   07/01/16     1,087,500
  2,000   Richmond, CA Rev YMCA East Bay Proj Rfdg........      7.250   06/01/17     2,141,860
  5,000   Sacramento, CA City Fin Auth Rev (Prerefunded @
          11/01/01).......................................      6.800   11/01/20     5,591,800
  1,000   San Bernardino Cnty, CA Ctfs Partn Med Cent Fin
          Proj (MBIA Insd)................................      5.000   08/01/28       928,820
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctfs Partn
          Ser 91 B (Inverse Fltg) (MBIA Insd).............      8.620   04/08/21     6,885,000
  2,650   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (MBIA Insd)...............................      6.400   09/01/18     2,878,483
  5,000   San Diego, CA Indl Dev Rev San Diego Gas & Elec
          Ser A (AMBAC Insd)..............................      6.100   09/01/19     5,264,450
  1,000   San Francisco, CA City & Cnty Arpt Comm Intl
          Arpt Rev Second Ser Issue 12-A (FGIC Insd)......      5.800   05/01/21     1,012,460
  2,305   San Francisco, CA City & Cnty Redev Agy Hotel
          Tax Rev (FSA Insd)..............................      6.750   07/01/15     2,587,478
  5,000   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................          *   07/01/08     2,881,450
  3,520   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................          *   07/01/09     1,890,557
  4,250   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................          *   07/01/12     1,891,675

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                      Coupon     Maturity  Market Value
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,130   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone..............................          *   07/01/14  $    836,259
    800   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (FSA Insd)...................      6.750%  07/01/15       898,040
  1,000   San Jose, CA Arpt Rev (AMBAC Insd)..............      7.500   03/01/18     1,035,650
  1,000   San Jose, CA Single Family Mtg Rev Cap Apprec
          Ser A...........................................          *   04/01/16       356,580
  2,905   San Jose, CA Unified Sch Dist Santa Clara Cnty
          Ser A (FGIC Insd)...............................          *   08/01/20       808,200
  1,000   Santa Ana, CA Multi-Family Hsg Rev Villa Del Sol
          Apts Ser B (FNMA Insd)..........................      5.650   11/01/21     1,037,370
  1,000   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (AMBAC Insd).............      6.875   11/15/14     1,134,740
  1,000   Santa Clara, CA Impt Bond Act 1915 Assmt Dist
          187 Ser 1996-1..................................      7.000   09/02/11     1,032,710
  2,000   Santa Clarita, CA Cmnty Fac Dist Spl Tax No 92-1
          Ser A...........................................      7.450   11/15/10     2,153,540
  1,760   Southern CA Home Fin Auth Single Family Mtg Rev
          Pgm B (GNMA Collateralized).....................      6.900   10/01/24     1,854,318
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev
          Multi-Projs.....................................      6.750   07/01/12     5,816,800
  1,000   Stockton, CA South Stockton Cmnty Facs Dist Spl
          Tax No 90-1 Rfdg................................      6.400   09/01/15     1,027,490
  2,750   Tulare, CA Loc Hosp Dist Hlth Fac Rev Ser A.....      6.750   12/01/21     2,967,910
  2,785   Yolo Cnty, CA Hsg Auth Mtg Rev Mtg Waggener
          Ranch Proj (FHA Gtd)............................      7.000   10/01/33     2,906,872
                                                                                  ------------
                                                                                   225,877,092
                                                                                  ------------
          GUAM  0.5%
  1,000   Guam Arpt Auth Rev Ser B........................      6.700   10/01/23     1,069,250
                                                                                  ------------
          PUERTO RICO  1.1%
    943   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn...........................................      6.850%  10/17/03       978,347
  1,580   Puerto Rico Hsg Fin Single Family Mtg Rev
          Portfolio 1 C (GNMA Collateralized).............      6.850   10/15/23     1,664,246
                                                                                  ------------
                                                                                     2,642,593
                                                                                  ------------
          U.S. VIRGIN ISLANDS  3.1%
  6,750   Virgin Islands Pub Fin Auth Rev Matching Fd Ln
          Nts Ser A Rfdg..................................      7.250   10/01/18     7,513,425
                                                                                  ------------

                                               See Notes to Financial Statements

                                August 31, 1997
--------------------------------------------------------------------------------


                            Description                                           Market Value
----------------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  99.1%
  (Cost $216,792,020)...........................................................  $237,102,360
TOTAL SHORT-TERM INVESTMENTS  0.1%
  (Cost $300,000)...............................................................       300,000
                                                                                  ------------
TOTAL INVESTMENTS  99.2%
  (Cost $217,092,020)...........................................................   237,402,360
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%.....................................     1,994,701
                                                                                  ------------
NET ASSETS  100.0%..............................................................  $239,397,061
                                                                                  ============

*Zero coupon bond

(a) Security is a "step up" bond where the coupon increases step up at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $217,092,020).......................    $237,402,360
Receivables:
  Interest..................................................       3,447,126
  Investments Sold..........................................         183,450
Other.......................................................           1,692
                                                                ------------
      Total Assets..........................................     241,034,628
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,000,542
  Income Distributions--Common and Preferred Shares.........         178,337
  Investment Advisory Fee...................................         142,770
  Custodian Bank............................................          68,556
  Administrative Fee........................................          40,791
  Affiliates................................................           9,456
Accrued Expenses............................................         126,270
Deferred Compensation and Retirement Plans..................          70,845
                                                                ------------
      Total Liabilities.....................................       1,637,567
                                                                ------------
NET ASSETS..................................................    $239,397,061
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,500 issued with liquidation preference of
  $50,000 per share)........................................    $ 75,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,623,295 shares issued and
  outstanding)..............................................          96,233
Paid in Surplus.............................................     142,409,084
Net Unrealized Appreciation.................................      20,310,340
Accumulated Net Realized Gain...............................         810,428
Accumulated Undistributed Net Investment Income.............         770,976
                                                                ------------
      Net Assets Applicable to Common Shares................     164,397,061
                                                                ------------
NET ASSETS..................................................    $239,397,061
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($164,397,061 divided
  by 9,623,295 shares outstanding)..........................    $      17.08
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $14,737,239
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,650,287
Administrative Fee..........................................        471,510
Preferred Share Maintenance.................................        205,039
Trustees Fees and Expenses..................................         26,164
Custody.....................................................         18,853
Legal.......................................................          6,929
Amortization of Organizational Costs........................            428
Other.......................................................        207,297
                                                                -----------
      Total Expenses........................................      2,586,507
                                                                -----------
NET INVESTMENT INCOME.......................................    $12,150,732
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   810,425
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     12,435,094
  End of the Period.........................................     20,310,340
                                                                -----------
Net Unrealized Appreciation During the Period...............      7,875,246
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 8,685,671
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $20,836,403
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended August 31, 1997 and 1996
--------------------------------------------------------------------------------

                                                            Year Ended         Year Ended
                                                          August 31, 1997    August 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $   12,150,732     $ 12,115,305
Net Realized Gain.....................................          810,425          1,920,906
Net Unrealized Appreciation During the Period.........        7,875,246            317,965
                                                           ------------       ------------
Change in Net Assets from Operations..................       20,836,403         14,354,176
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.......................................       (9,815,485)       (10,104,222)
  Preferred Shares....................................       (2,424,442)        (2,753,746)
                                                           ------------       ------------
                                                            (12,239,927)       (12,857,968)
                                                           ------------       ------------
Distributions from Net Realized Gain:
  Common Shares.......................................         (690,815)               -0-
  Preferred Shares....................................         (203,049)               -0-
                                                           ------------       ------------
                                                               (893,864)               -0-
                                                           ------------       ------------
Total Distributions...................................      (13,133,791)       (12,857,968)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        7,702,612          1,496,208
NET ASSETS:
Beginning of the Period...............................      231,694,449        230,198,241
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $770,976 and $860,171,
  respectively).......................................     $239,397,061       $231,694,449
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             September 27, 1991
                                                                                               (Commencement
                                                       Year Ended August 31                    of Investment
                                         -------------------------------------------------     Operations) to
                                           1997       1996      1995      1994      1993      August 31, 1992
---------------------------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of the Period (a)............   $16.283   $16.127   $15.699   $17.454   $15.816              $14.805
                                           -------   -------   -------   -------   -------              -------
 Net Investment Income..................     1.263     1.259     1.269     1.286     1.305                1.038
 Net Realized and Unrealized
   Gain/Loss............................      .902      .233      .523    (1.693)    1.658                 .870
                                           -------   -------   -------   -------   -------              -------
Total from Investment Operations........     2.165     1.492     1.792     (.407)    2.963                1.908
                                           -------   -------   -------   -------   -------              -------
Less:
 Distributions from Net
   Investment Income:
   Paid to Common Shareholders..........      1.02     1.050     1.050     1.050      .981                 .698
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders.......................      .252      .286      .311      .235      .206                 .199
 Distributions from and in Excess of Net
   Realized Gain:
   Paid to Common Shareholders..........      .072       -0-      .002      .054      .110                  -0-
   Common Share Equivalent of
     Distributions Paid to Preferred
     Shareholders.......................      .021       -0-      .001      .009      .028                  -0-
                                           -------   -------   -------   -------   -------              -------
Total Distributions.....................     1.365     1.336     1.364     1.348     1.325                 .897
                                           -------   -------   -------   -------   -------              -------
Net Asset Value, End of the Period......   $17.083   $16.283   $16.127   $15.699   $17.454              $15.816
                                           =======   =======   =======   =======   =======              =======
Market Price Per Share at End of the
 Period.................................  $16.8125   $16.125   $15.000   $15.500   $16.750              $15.125
Total Investment Return at Market Price
 (b)....................................    11.45%    14.89%     3.95%     (.90%)   18.66%                5.69%*
Total Return at Net Asset Value (c).....    11.96%     7.60%    10.02%    (3.81%)   17.89%               11.80%*
Net Assets at End of the Period
 (In millions)..........................    $239.4    $231.7    $230.2    $226.1    $243.0               $227.2
Ratio of Expenses to Average Net Assets
 Applicable to Common Shares............     1.61%     1.64%     1.66%     1.62%     1.58%                1.55%
Ratio of Expenses to Average
 Net Assets.............................     1.10%     1.11%     1.10%     1.10%     1.07%                1.09%
Ratio of Net Investment Income to
 Average Net Assets Applicable to Common
 Shares (d).............................     6.05%     5.95%     6.22%     6.34%     6.70%                6.09%
Portfolio Turnover......................       17%       10%       16%        7%       26%                  93%*

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.195 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in the value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1997
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Quality Municipal Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                August 31, 1997
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60-month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At August 31, 1997, for federal income tax purposes cost of long- and short-term investments is $217,092,020; the aggregate gross unrealized appreciation is $20,312,361 and the aggregate gross unrealized depreciation is $2,021, resulting in net unrealized appreciation of $20,310,340.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended August 31, 1997, 99.9% of the income distributions made by the Trust were exempt from federal income taxes. Additionally, during the period, the Trust paid long-term capital gains of $893,864. In January, 1998, the Trust will provide tax information to shareholders for the 1997 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $9,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                August 31, 1997
--------------------------------------------------------------------------------

    For the year ended August 31, 1997, the Trust recognized expenses of approximately $78,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustee's annual retainer fee, which is currently $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $39,406,642 and $40,352,373, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

    The following types of Indexed Securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    A. An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    B. An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

                                August 31, 1997
--------------------------------------------------------------------------------

5. PREFERRED SHARES

The Trust has outstanding 1,500 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the rate is reset through an auction process every 28 days. The rate in effect on August 31, 1997, was 3.00% and for the year then ended rates ranged from 3.00% to 4.75%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

                        INDEPENDENT ACCOUNTANTS' REPORT

The Board of Trustees and Shareholders of
Van Kampen American Capital California Quality Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital California Quality Municipal Trust (the "Trust"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital California Quality Municipal Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
October 8, 1997

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

         VAN KAMPEN AMERICAN CAPITAL CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C)  Van Kampen American Capital Distributors, Inc., 1997
     All rights reserved.

(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

    The Annual Meeting of Shareholders of the Trust was held on May 28, 1997, where shareholders voted on a new investment advisory agreement, the election of Trustees and the selection of independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 7,927,159 shares voted for the proposal, 119,533 shares voted against, 210,336 shares abstained and 0 shares represented broker non-votes. With regard to the election of Rod Dammeyer as elected trustee by the preferred shareholders of the Trust 1,374 shares voted in his favor and 0 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee by the common shareholders of the Trust 8,116,084 shares voted in his favor and 139,569 shares withheld. The other trustees of the Fund whose terms did not expire in 1997 are Dennis J. McDonnell, Theodore A. Myers, Hugo Sonnenschein, David C. Arch and Howard J. Kerr. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 8,128,631 shares voted in favor of the proposal, 32,428 shares votes against, 95,968 shares abstained and 0 shares represented broker non-votes.


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